SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED SEPTEMBER 13, 2006

TO PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Legg Mason Partners Variable Portfolios.

On August 1, 2006, Legg Mason Partners Fund Advisor, LLC became the investment advisor to the Legg Mason Partners Variable Portfolios ("the Portfolios"). CAM North America, LLC serves as sub-advisor to all the Portfolios; Western Asset Management Company serves as a sub-advisor to Legg Mason Partners Variable Total Return Portfolio and Legg Mason Partners Variable Strategic Bond Portfolio; and Western Asset Management Company Limited also serves as a sub-adviser to Legg Mason Partners Variable Strategic Bond Portfolio.

The Board of Trustees of the Legg Mason Partners Variable All Cap Portfolio and Legg Mason Partners Variable Total Return Portfolio (the "Funds") has approved proposals to reorganize each of the Funds into the respective Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of a Fund approve the proposal relating to the reorganization of their Fund, and all other conditions are satisfied or waived, all of the assets and liabilities of that Fund will be transferred to the respective Acquiring Fund and shareholders of that Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of each Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders. If approved at the special meeting, the reorganizations are expected to take place during the first quarter of 2007.

Funds	Acquiring Funds

Legg Mason Partners Variable All Cap Portfolio	Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Variable Total Return Portfolio	Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FUTURITY SUP(US) 9/06